UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 Gateway Drive, San Mateo, California		94404
(Address of principal executive offices)		(Zip Code)

(650) 376-8679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Sierra Oncology, Inc. (the “Company”) held its Annual Meeting of stockholders (the “Annual Meeting”) on June 8, 2021. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of three Class III Directors

Name of Director	For	Withheld	Broker Non-Votes
Stephen G. Dilly, M.B.B.S., Ph.D.	7,383,406	184,914	3,349,095
Robert Pelzer	7,364,490	203,830	3,349,095
Josh Richardson, M.D.	7,383,296	185,024	3,349,095

Each director nominee was duly elected to serve until the 2024 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
10,841,357	72,137	3,922

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proposal 3: Approve the advisory resolution on the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
7,530,150	32,247	5,923	3,349,095

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

Proposal 4: Approve the frequency of future advisory votes on the compensation of the Company’s named executive officers

Every 1 year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
7,095,125	2,650	465,898	4,647	3,349,095

The stockholders approved, on an advisory basis, to hold the advisory vote on future named executive compensation every one year. Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

By:	/s/ Christina Thomson
Christina Thomson
General Counsel and Corporate Secretary

Date: June 9, 2021